SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                       _________________________

                                Form 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                            December 15, 2000
                             (Date of Report)

                          LONGVIEW FIBRE COMPANY
              (Exact Name of Registrant as Specified in Charter)

                                Washington
                (State or Other Jurisdiction of Incorporation)

                                  0-1370
                           (Commission File No.)

                                91-0298760
                     (IRS Employer Identification No.)

                     300 Fibre Way, Longview WA  98632
           (Address of Principal Executive Offices, including Zip Code)


                              (360) 425-1550
              (Registrant's Telephone Number, Including Area Code)



        (Former Name or Former Address, if Changed Since Last Report)




Item 5.     Other Events

	On December 15, 2000, Longview Fibre Company, a Washington corporation (the "Company"), appointed LaSalle Bank National Association as successor Rights Agent under that certain Rights Agreement dated March 1, 1999 (the "Rights Agreement"), replacing Mellon Investor Services LLC (f/k/a/ ChaseMellon Shareholder Services, L.L.C.). No shareholder rights under the Rights Agreement were affected as a result of this change.

	The information in this filing is expressly incorporated by reference into the Company's Form 8-A dated February 18, 1999 filed with the Securities and Exchange Commission.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

99 Appointment of Successor Rights Agent, dated as of December 15,
2000, among Mellon Investor Services LLC, LaSalle Bank National Association, and Longview Fibre Company.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LONGVIEW FIBRE COMPANY

Dated:  December 20, 2000        By     /s/  L. J. Holbrook

                                 L. J. Holbrook
                                 Senior Vice President-Finance, Treasurer and
                                 Secretary


                                 EXHIBIT INDEX

Exhibit Number     Description


     99 Appointment of Successor Rights Agent, dated as of December 15, 2000, among Mellon Investor Services LLC, LaSalle Bank National Association, and Longview Fibre Company.